UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2009

PROTECH GLOBAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52643	20-5941535
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

3363 NE 163rd Street, Suite 706, North Miami Beach, Florida 33160
(Address of principal executive offices) (zip code)

(786) 923-0512
 (Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

On January 20, 2009, the board of directors of Protech Global Holdings Corp. (the “Company”) dismissed Sherb & Co., LLP (“Sherb”) as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2007, and any subsequent period through January 20, 2009, (i) there were no disagreements between the Company and Sherb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Sherb would have caused Sherb to make reference to the matter in its reports on the Company's financial statements, and (ii) Sherb’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2007 and through January 20, 2009, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On January 20, 2009, the Company provided Sherb with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Sherb furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated January 22, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On January 20, 2009, the Company engaged Bansal & Co. (“Bansal”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 20, 2009.

During the year ended December 31, 2007 and any subsequent period through January 20, 2009, the Company did not consult with Bansal regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECH GLOBAL HOLDINGS CORP.

Dated: January 22, 2009	By /s/ Ajay Gupta
Name: Ajay Gupta
Title: Chief Financial Officer